Filed pursuant to Rule 497(e)

File Nos. 033-19228 and 811-05443

CALAMOS® INVESTMENT TRUST

Supplement dated July 1, 2016 to the CALAMOS® FAMILY OF FUNDS Summary Prospectuses for Class A, B and C and Class I and R of Calamos Mid Cap Growth Fund both dated February 29, 2016, the Summary Prospectuses for Class A and C and Class I and R of Calamos Discovery Growth Fund, both dated February 29, 2016, Prospectuses for Class A, B and C and Class I and R, both dated February 29, 2016, as supplemented on March 14, 2016 and on June 10, 2016, and the Statement of Additional Information dated February 29, 2016, as supplemented on March 14, 2016 and on June 10, 2016.

The Summary Prospectuses, Prospectuses and Statements of Additional Information for the Calamos Investment Trust (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Calamos Discovery Growth Fund and Calamos Mid Cap Growth Fund (each a “Fund” and, collectively, the “Funds”) each a series of the Trust, contained in the Summary Prospectuses, Prospectuses and Statements of Additional Information:

The Funds will be liquidated on or about October 6, 2016 (the “Liquidation Date”).

Effective August 1, 2016, the Funds will stop accepting purchases from new investors and existing shareholders,

except that defined contribution retirement plans that hold Fund shares as of July 1, 2016 may continue to purchase Fund shares through September 29, 2016 and existing shareholders may continue to reinvest dividends and capital gains distributions received from the Funds through September 29, 2016. The Funds reserve the right to modify the extent to which sales of shares are limited prior to a Fund’s liquidation. After the close of business on the Liquidation Date, the Funds will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

Each Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income accrued in the Fund’s taxable year ending at to the Liquidation Date or any in any prior taxable year in which the Fund is eligible to declare and pay a dividend. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the Funds’ liquidation to your individual financial plan and tax situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund pursuant to the procedures set forth under the section “How can I sell (redeem) shares?” in the Prospectus, as supplemented. Shareholders may also exchange their shares, subject to the restrictions on exchanges as described under the section “How can I sell (redeem) shares? — By exchange” in the Prospectus, as supplemented. Any such redemption or exchange of a Fund’s shares for shares of another fund will generally be considered a taxable event for federal income tax purposes. Shareholders who hold their shares in a Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.

Subsequent to the liquidation of the Funds, all references to the Funds in each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are hereby removed.

Please retain this supplement for future reference

MFSPT3 07/16